UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012

ZIX CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-17995	75-2216818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Avenue

Suite 2200, LB 36

Dallas, Texas 75204-2960

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 370-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of Zix Corporation (the “Company”) held on June 6, 2012, the shareholders of the Company approved the Zix Corporation 2012 Incentive Plan (the “2012 Plan”). Employees, officers, directors and consultants selected by the Compensation Committee of the Company’s Board of Directors are eligible to participate in the 2012 Plan, including the Company’s principal executive officer, principal financial officer and its other named executive officers. Subject to proportionate adjustment in the event of stock splits and similar events, the aggregate number of shares of common stock that may be issued under the 2012 Plan is 2,700,000 shares, plus a number of additional shares (not to exceed 1,327,000) underlying options outstanding under certain of the Company’s prior equity plans that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. A description of the material terms of the 2012 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A (File No. 000-17995) as filed with the Securities and Exchange Commission on April 27, 2012 (the “Proxy Statement”), and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held an annual meeting of shareholders on June 6, 2012. The proposals presented at the annual meeting are described in detail in the Proxy Statement. The vote results detailed below represent final results as certified by the independent Inspector of Elections. At the meeting, the Company’s shareholders voted on the following proposals as follows:

Proposal 1 Election of Directors

Shareholders approved the election of the following individuals as Directors of the Company.

Nominee	For	Withheld	Broker Non-Votes
Taher A. Elgamal	22,780,190	1,556,573	28,652,868
Robert C. Hausmann	20,538,676	3,798,087	28,652,868
James S. Marston	21,827,893	2,508,870	28,652,868
Maribess L. Miller	22,035,939	2,300,824	28,652,868
Antonio R. Sanchez III	23,964,368	372,395	28,652,868
Richard D. Spurr	22,698,306	1,638,457	28,652,868

Proposal 2 Ratification of auditors

Shareholders ratified the selection of Whitley Penn LLP to serve as the Company’s independent registered public accounting firm for 2012.

For	Against	Abstain	Broker Non-votes
51,643,299	929,575	416,757	0

Proposal 3 “Say on Pay”

Shareholders approved the following resolution: “Resolved, that shareholders approve the compensation of the Company’s named executive officers, as discussed and disclosed in the Compensation Discussion and Analysis, the executive compensation tables, and any narrative executive compensation disclosure contained in this proxy statement.”

For	Against	Abstain	Broker Non-votes
20,873,781	3,381,081	81,901	28,652,868

Consistent with the shareholders’ advisory vote on “Say When on Pay” at the 2011 annual meeting of the shareholders of the Company held on June 8, 2011, the Board of Directors of the Company intends to hold future shareholder advisory votes on executive compensation annually until the next required vote on the frequency of shareholder votes on executive compensation, which will occur at the 2017 annual meeting of the shareholders of the Company.

Proposal 4 2012 Incentive Plan

Shareholders approved the 2012 Incentive Plan.

For	Against	Abstain	Broker Non-votes
20,488,634	3,775,779	72,350	28,652,868

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION

Date: June 8, 2012	By:	/s/ James F. Brashear
James F. Brashear
Corporate Secretary

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